UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices)
303-333-3863
(Registrant’s Telephone No., including Area Code)
Stephanie Grauerholz-Lofton — 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. SEC 1913 (04-05)

[Janus Logo]
Form of
Please take a Moment and Cast
Your Vote Before June 29, 2010
****URGENT ACTION ITEM****
THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO
TUESDAY, JUNE 29th AT 9:00 A.M. MOUNTAIN TIME
Dear Shareholder:
We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting(s) of Shareholders of the Janus Investment Fund (the “Trust”). Our records indicate that we have not yet received your vote. If you have already voted, please disregard this notice and thank you. If not, we urge you to vote as soon as possible so a sufficient number of votes can be obtained to hold the meeting.
Please Vote Today!
You may think your vote is not important, but your participation is critical to holding the meeting. We urge you to vote your proxy now. A copy of the proxy statement is available on the solicitor’s website at www.kingproxy.com/janus or by calling the toll free number shown below.
1-800-825-0898
Janus has made it easy for you to vote. Please have your proxy materials, including the control number on your proxy card or voting instruction form, available prior to voting. We encourage you to utilize one of the following options to record your vote promptly:
•	Speak to a live proxy specialist by calling the number above. We can answer your questions and record your vote. (Monday-Friday 8 a.m. – 10 p.m., Saturday 11 a.m. – 5 p.m. Eastern Time)
•	Log on to the website noted on your proxy card or voting instruction form, enter the control number printed on the card, and vote by following the on-screen prompts.
•	Call the phone number on the proxy card or voting instruction form, enter the control number printed on the card, and follow the touch-tone prompts.
•	Mail your signed and dated proxy card or voting instruction form in the postage-paid envelope provided.
•	Attend the Special Meeting of Shareholders on June 29, 2010, at 9:00 a.m. Mountain Time at Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL(S).
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE YOUR SHARES TODAY.

[Janus Logo]
Form of
Please take a Moment and Cast
Your Vote Before June 29, 2010
****URGENT ACTION ITEM****
THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO
TUESDAY, JUNE 29th AT 9:00 A.M. MOUNTAIN TIME
Dear Shareholder:
We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting(s) of Shareholders of the Janus Investment Fund (the “Trust”). Our records indicate that you hold a Legal Proxy and planned to attend the June 10, 2010 Special Meeting of Shareholders, however we have not received your vote. For this reason, we are writing to inform you that you will have another opportunity to cast your vote at a Special Meeting of Shareholders to be held on June 29, 2010, at 9:00 a.m. Mountain Time at Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
If you plan to attend the Special Meeting of Shareholders on June 29, 2010, please bring your copy of the Legal Proxy.
If you elect not to attend the Special Meeting of Shareholders on June 29, 2010, please contact your bank/broker and provide your vote instruction to your bank or broker who will then process your vote. We urge you to contact your bank or broker as soon as possible with your vote instruction so a sufficient number of votes can be obtained to hold the meeting. You may think your vote is not important, but your participation is critical to holding the meeting. We urge you to vote your proxy as soon as possible.
For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL(S).
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE YOUR SHARES.